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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K SB


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) OCTOBER 16, 1998
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                          BIO-LOK INTERNATIONAL INC. .
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             (Exact name of registrant as specified in its charter)


             DELAWARE                33-24566-A                 63-0317138
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 (State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)             file Number)           Identification No.)


             312 S. MILITARY TRAIL, DEERFIELD BEACH, FLORIDA 33442
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                    (Address of Principal executive offices)


Registrant's telephone number, including area code       (954) 698 - 9998
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         (Former name or former address, if changed since last report.)


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Item 4.  Changes in Registrant's Certifying Accountant.

Effective September 29, 1998, the accounting firm of M.A. Cabrera & Company P.A. resigned from the position of being the company's auditor. The reason for the decision was that the company stopped servicing public companies.

Effective 10/28/98 Bio-Lok International Inc. has retained the accounting firm of Steven Durland & Co. of Palm Beach as it new accountant.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                BIO-LOK INTERNATIONAL INC.
                                                       (Registrant)


Date      10/27/98                                    /s/ Ingo K. Kozak
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                                                        (Signature)